                       Securities and Exchange Commission
                             Washington, D.C. 20549





                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                 July 21, 2000



                           IMX PHARMACEUTICALS, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                        Commission File Number 000-30294
                                               ---------

           Utah                                         87-0394290
-------------------------------                -------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)



         2295 Corporate Boulevard, Suite 131, Boca Raton, Florida 33431
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                  561.998.5660
                                  ------------
              (Registrant's Telephone number, including area code)

                           IMX PHARMACEUTICALS, INC.

                                     INDEX

     Page Number
Item 7
                 Consolidated Statements of Changes in Stockholders' Equity 1999 (audited) and June 30, 2000 IMX Pharmaceuticals, Inc. (unaudited)

                            SIGNATURES

   In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed in its behalf by the undersigned thereunto duly authorized on the 2nd day of October 2000.




IMX PHARMACEUTICALS, INC.

By:     /s/ Leonard F. Kaplan
        ----------------------
        Leonard F. Kaplan, Chief Financial Officer

                           IMX PHARMACEUTICALS, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF
                        CHANGES IN STOCKHOLDERS' EQUITY




                                               PREFFERED STOCK            COMMON STOCK
                                         -------------------------   -------------------------   ADDITIONAL
                                             NUMBER                      NUMBER                   PAID-IN
                                          OF SHARES      AMOUNT        OF SHARES    AMOUNT        CAPITAL       (DEFICIT)
                                         -----------   -----------   -----------   -----------   -----------   -----------


Balance - December 31, 1998                   86,424   $        86     8,728,108   $     8,728   $ 7,780,988   $(4,883,487)


Comprehensive Income:
  Net income                                                                                                       577,932
  Change in other comprehensive income

Total comprehensive income
Preferred stock dividend declared              1,736             2                                    43,398       (43,400)
Compensation - fair value of common
  stock options issued to non-employees                                                               44,483
Conversion of preferred stock to
  common stock                               (88,160)          (88)      881,600           882          (794)
Exercise of common stock options                                           5,000             5         4,995
Transfer of redeemed common stock to
  treasury stock                                                          19,999            20        69,980
Conversion of loan receivable to
  treasury stock
Purchase of treasury stock
                                         -----------   -----------   -----------   -----------   -----------   -----------

Balance - December 31, 1999                        0             0     9,634,707         9,635     7,943,050    (4,348,955)

Issuance of common stock for
 acquisition of Select Benefits                                          100,000           100        74,900

Comprehensive Income:
  Net income                                                                                                    (1,206,347)
  Change in other comprehensive income


Total comprehensive income
                                         -----------   -----------   -----------   -----------   -----------   -----------
Balance - June 30, 2000                            0   $         0     9,734,707   $     9,735   $ 8,017,950   $(5,555,302)
                                         ===========   ===========   ===========   ===========   ===========   ===========






                                                TREASURY STOCK
                                          ------------------------      OTHER         TOTAL
                                                          NUMBER     COMPREHENSIVE  STOCKHOLDERS'
                                           OF SHARES      AMOUNT        INCOME        EQUITY
                                          -----------  -----------   -----------   -----------
Balance - December 31, 1998                 3,724,757  $  (357,657)  $    11,000   $ 2,559,658
                                                                                   -----------

Comprehensive Income:
  Net income                                                                           577,932
  Change in other comprehensive income                                   (32,751)      (32,751)
                                                                                   -----------
Total comprehensive income                                                             545,181
Preferred stock dividend declared                                                            0
Compensation - fair value of common
  stock options issued to non-employees                                                 44,483
Conversion of preferred stock to
  common stock                                                                               0
Exercise of common stock options                                                         5,000
Transfer of redeemed common stock to
  treasury stock                               19,999      (70,000)                          0
Conversion of loan receivable to
  treasury stock                               76,000     (125,400)                   (125,400)
Purchase of treasury stock                     11,490      (24,997)                    (24,997)
                                          -----------  -----------   -----------   -----------

Balance - December 31, 1999                 3,832,246     (578,054)      (21,751)    3,003,925

Issuance of common stock for
 acquisition of  Select Benefits                                                        75,000

Comprehensive Income:
  Net income                                                                        (1,206,347)
  Change in other comprehensive income                                     8,730         8,730
                                                                                   -----------
Total comprehensive income                                                          (1,197,617)
                                          -----------  -----------   -----------   -----------
Balance - June  30, 2000                    3,832,246  $  (578,054)  $   (13,021)  $ 1,881,308
                                          ===========  ===========   ===========   ===========




See accompanying notes to consolidated financial statements.

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